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                                                                    EXHIBIT 10.2

                                ASSIGNMENT OF
                           ASSET PURCHASE AGREEMENT

     THIS ASSIGNMENT is made this 29th day of September 1997 between Gary I. Goldberg ("GOLDBERG") and Aasche Transportation Services, Inc., a Delaware corporation ("AASCHE").

A. Goldberg has entered into an Asset Purchase Agreement dated September 24, 1997 between Goldberg, as Buyer and Jack Gray Transport, Inc. as Seller., and as such agreement may be amended (the "AGREEMENT"), a copy of which is attached hereto as Exhibit A.

B. Goldberg desires to assign to Aasche certain provisions of the Agreement and Aasche desires to accept an assignment of the Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals, which are hereby incorporated herein, and the mutual premises herein contained, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

     1. Goldberg hereby assigns to Aasche all of his rights and interests in and to the Agreement, except for the following Sections 7.3, 7.4, 8.3(f), 8.3(g), 8.3(h) and 8.3(i).

     2. Aasche hereby accepts the assignment by Goldberg of all of his rights and interests in and to the Agreement, except as set forth in Section 1 and except as set forth in Section, hereby assumes all of Goldberg's obligations under the Agreement.

     3. Goldberg agrees that he will promptly and duly execute and deliver any and all further instruments and documents as Aasche may reasonably require in obtaining the full benefits of this Assignment and the rights and powers herein granted.

     4. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors, assigns, heirs and legal representatives.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.


                                      /s/ Gary I. Goldberg
                                      -------------------------------
                                      Gary I. Goldberg

                                      AASCHE TRANSPORTATION SERVICES, INC.


                                      By: /s/ Larry L. Asche
                                         ----------------------------
                                          Larry L. Asche, Chairman and Chief
                                          Executive Officer



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                                   CONSENT

     The undersigned hereby consents to the foregoing Assignment.



    Dated: 10/15/97                     JACK GRAY TRANSPORT, INC.
          ------------------------


                                        By: /s/ John S. Gray
                                           -------------------------------------
                                                 John S. Gray, President







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